United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2008

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 North Main Street

P.O. Box 446

Bowling Green, Virginia 22427

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01	Other Events.

On October 29, 2008, Union Bankshares Corporation (the “Company”) filed a Current Report on Form 8-K ( “Original 8-K”) with the U.S. Securities and Exchange Commission (“the SEC”) to report the Company had filed a Form S-3 shelf registration statement with the SEC.

On November 17, 2008, the Company filed a Form S-3/A to amend its registration statement to file additional information in connection with its offering from up to $50 million of certain of its securities, as reported in the Original 8-K, to up to $60 million of certain of its securities. Once declared effective by the SEC, the Form S-3 shelf registration, as amended, will allow the Company to raise capital from time to time, up to an aggregate of $60 million, through the sale of various types of securities as more fully described in Company’s SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: November 21, 2008
	By:	/s/ D. Anthony Peay
D. Anthony Peay
Executive Vice President and Chief Financial Officer

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